                                                                   EXHIBIT 10.10

[CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION]


                   ASSIGNMENT OF PATENT RIGHTS AND TECHNOLOGY

          This Assignment is entered into this 1st day of August, 1991, by and between the Board of Regents of The University of Texas System, an agency of the State of Texas (hereinafter "Assignor" which term includes successors and assigns), Dr. Adam Heller, an individual residing at 5317 Valburn Circle, Austin, Texas 78731 (hereinafter "Heller"), and E. Heller and Company, a Texas Corporation, having its principal place of business at 5317 Valburn Circle, Austin, Texas 78731 (hereinafter "Assignee," which term includes successors and assigns).

                              W I T N E S S E T H:

          WHEREAS, by virtue of two assignments one of which was executed by Heller and Brian A. Gregg (coinventor) on August 28, 1989, and the second of which was executed by Heller and Ruben Maidan (coinventor) on March 22, 1991, which are attached hereto as Exhibit "A", Assignor is the owner of all right, title, and interest in and to certain Patent Rights (as hereinafter defined) "Enzyme Electrodes" and "Interferant Eliminating Biosensors"; and

          WHEREAS, Assignor is the owner of all right, title, and interest in and to certain Technology (as hereinafter defined) and Know-How (as hereinafter defined) relating to "Enzyme Electrodes", "Interferant Eliminating Biosensors", and "Preactivated Interferant Eliminating Biosensors"; and

          WHEREAS, under the Rules and Regulations promulgated by the Assignor, Heller has a partial interest in fifty percent (50%) of the royalties received by Assignor from licensing or other disposition of the Patent Rights, the Technology, and the Know-How, after costs of licensing and obtaining a patent or other protection have first been recaptured by Assignor (hereinafter the "Heller Interest") and Heller has assigned such interest to Assignee; and,


          WHEREAS, Heller desires to confirm the assignment of the Heller Interest to Assignee; and,

          WHEREAS, Assignor and Heller entered into a letter agreement dated August 1, 1991, attached hereto as Exhibit "B", and desire to confirm that agreement; and,

          WHEREAS, Assignee desires to acquire all of Assignor's right, title, and interest in, to, and under the Patent Rights, the Technology, and the Know-How, and desires to confirm the assignment of the Heller Interest to Assignee; and,

          WHEREAS, Assignor desires to assign, sell, and convey the entire right, title, and interest of Assignor in the Patent Rights, the Technology, and the Know-How to Assignee, its successors and assigns, in exchange for the consideration hereinafter set forth; and,

          NOW, THEREFORE, in consideration of the covenants and agreements herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     1.1  Technology. The term "Technology" as used herein shall mean all
          ----------
inventions, patents, patent applications, and rights listed on Exhibits "C" and "D".

     1.2  Patent Rights. The term "Patent Rights" as used herein shall mean all
          -------------
patent applications listed on Exhibit "C" or patents that issue thereon, and any subject matter that may in the future be included in a continuation, continuation-in-part, or divisional, to these patent applications, which is disclosed in writing to Assignor and which names Heller as either sole or joint inventor including an invention disclosure entitled "Preactivated Interferant Eliminating Biosensors" attached hereto as Exhibit "D".

     1.3  Know-How. The term "Know-How" as used herein shall mean existing
          --------
technology not claimed in the Patent Rights, but nevertheless proprietary, valuable trade secrets, inventions, processes, procedures, methods, product codes, formulas, techniques, designs, drawings, technical and clinical data, and other valuable and technical information relating to "Enzyme Electrodes", "Interferant Eliminating Biosensors", and "Preactivated Interferant Eliminating Biosensors".

     1.4  Licensed Products. The term "Licensed Products" as used herein shall
          -----------------
mean products covered by one or more claims of the Patent Rights or produced by methods covered by one or more claims of such Patent Rights or utilizing or incorporating Technology or Know-How.

     1.5  Licensed Processes. The term "Licensed Processes" as used herein shall
          ------------------
mean all methods and procedures covered by one or more claims of the Patent Rights or utilizing or incorporating Technology or Know-How for the manufacture or use of Licensed Products.

     1.6  Income. The term "Income" as used herein shall mean all income
          ------
received by Assignee from the sale, licensing, or other transfer of the Patent Rights, the Technology, or the Know-How to third parties (excluding any reimbursement to Assignee by a third party of the actual out-of-pocket legal expenses and costs Assignee has incurred for filing, prosecution and maintenance of any issued patent and/or patent application covered under Patent Rights, documentation of which shall be provided in Assignee's semi-annual written reports).


                                  ARTICLE II

                                  ASSIGNMENT

     2.1 Assignment by Assignor. Assignor hereby assigns, sells, and conveys to
         ----------------------
Assignee, its successors and assigns, the entire right, title, and interest throughout the world in and to the Patent Rights and the Technology, subject only to: (a) any rights of the United States Government which may exist now or in the future due to a research funding agreement to which the United States Government may be a party; and (b) the conditions of this Agreement.

     2.2  Assignment by Heller. Heller hereby confirms the assignment, sale, and
          --------------------
conveyance to Assignee, its successors and assigns, of the entire right, title, and interest throughout the world in and to the Heller Interest.

                                  ARTICLE III

                                 CONSIDERATION

     3.1  License to Third Party. Assignor, Heller, and Assignee agree that, in
          ----------------------
the event the Patent Rights, the Technology, and/or the Know-How are sold, licensed, or otherwise disposed of for value to a third party or parties, Assignor shall receive twenty percent (20%) of all consideration derived from such sale, license, or other disposition, subject to retention by Assignee of its first thirty thousand dollars ($30,000) in gross income or other consideration. Accordingly, Assignee agrees to pay to Assignor twenty percent (20%) of all consideration received from a third party or third parties beyond the first thirty thousand dollars ($30,000) in gross income or other consideration. In the event that Assignee engages in litigation and/or settlement negotiations to protect Patent Rights, twenty percent (20%) of any recovery by Assignee shall be paid to Assignor, provided, however, that Assignee shall be entitled to deduct reasonable attorneys' fees and court costs incurred in such litigation and/or settlement negotiations. Such payment to Assignor shall be made within thirty (30) days following the expiration of the calendar quarter in which Assignee receives a payment. All payments shall be made to The University of Texas at Austin at: The University of Texas at Austin, Office of the Executive Vice President and Provost, Main Building 201, Austin, Texas 78712-1111, Attention: Patricia C. Ohlendorf.

     3.2  Manufacture and Sale of Licensed Products by Assignee. Should Assignee
          -----------------------------------------------------
elect to itself manufacture, sell, or otherwise dispose of for value Licensed Products or Licensed Processes, Assignor and Assignee agree to negotiate the compensation Assignee shall pay to Assignor. Assignee further agrees that the compensation due Assignor shall be an amount representing the equivalent of what Assignor reasonably believes it would have received as royalty, licensing fees, and other compensation ("Compensation") had Assignor licensed or otherwise disposed of for value the Technology, Patent Rights and Know How (hereafter "Technology", for the purposes of this Paragraph 3.2) to a party other than Assignee ("Third Party"). This equivalent amount shall be negotiated in good faith by the parties, taking into account, but not limited to, the following:
(a) Compensation Assignee must pay to a Third Party for the use of comparable Technology; (b) Compensation Assignee receives for its own license or other disposal for value of the Technology to a Third Party; (c) The nature and scope of the license or other disposal for value of the Technology by Assignor to a Third Party, as exclusive or nonexclusive, restricted or nonrestricted in terms of territory or with respect to whom the Licensed Products and/or Licensed Processes may be sold; (d) Assignor's policies and procedures regarding the licensing or other disposal for value of its intellectual property; (e) The effect of the Technology in promoting the sales of other products of the Third Party; (f) The duration of Technology related patents and term of any license;
(g) The established or projected profitability of the Licensed Products and Licensed Processes; (h) The utility and advantages of the Licensed Products and Licensed Processes over old modes or existing products or processes, if any, that can be used for achieving similar results; (i) The portion of the profit or the selling price of Licensed Products and Licensed Processes that may be customary in the particular business or in comparable businesses which market the Technology, if any, or similar Technology; (j) The portion of the profit from the sale or other disposal for value of Licensed Products and Licensed Processes that should be credited to the Technology as distinguished from non-Technology related elements, such as business risks by the Third Party and/or significant features or improvements to the Technology added by the Third Party; and (k) The Compensation due Assignor had the Technology been licensed pursuant to Paragraph 3.1. Any negotiating dispute shall be subject to mediation as described in Article XI hereto. Payment by Assignee to Assignor shall be made as described in Paragraph 3.1 above.


     3.3  Assignment Fee. Assignee shall pay to Assignor a fee of thirty
          --------------
thousand dollars ($30,000) by September 1, 1991.

                                   ARTICLE IV

                           BOOKS, RECORDS, AND REPORTS

     4.1  Books. Assignee shall maintain true and complete books of account
          -----
containing an accurate record of all data necessary for the proper computation of income, royalty and other payments, and the calculation thereof, as well as attorneys' fees and court costs. Assignor or its authorized representative shall have the right to examine such books, under appropriate terms of confidentiality with Assignee, at all reasonable times, upon ten (10) days prior written notice for the sole purpose of verifying the accuracy of reports rendered by Assignee. Such examination shall be made during normal business hours at Assignee's principal place of business or such other location as Assignor and Assignee may agree.

     4.2  Payments and Reports. Assignee shall submit to Assignor semi-annual
          --------------------
written reports covering that fiscal period of Assignee and accurately identifying income and expenses in sufficient form and detail as to enable Assignor to determine the income, royalties, or other payments due. Such reports shall be due thirty (30) days following each semi-annual period. A report shall be submitted, even if no income has been received or no royalties or other payments are due during the fiscal quarters of that period, in accord with the terms of Paragraph 3.1 herein. Reports shall be mailed to The University of Texas at Austin at the address in Paragraph 3.1 herein.

     4.3  Commercialization Report. Assignee shall submit to Assignor, at the
          ------------------------
address listed in paragraph 3.1 herein, a written report by September 1 of each year which details Assignee's commercialization efforts during the preceding year with regard to Patent Rights, Technology, and Know-How.

                                   ARTICLE V

                                CONFIDENTIALITY

     5.1  Duty of Confidence. Assignor and Assignee each agree that all
          ------------------
information contained in documents marked "confidential" which are forwarded to one by the other shall be received in strict confidence, used only for the purposes of this Agreement, and not disclosed by the recipient party (except as required by law or court order), its agents or employees without the prior written consent of the other party, unless such information (a) was in the public domain at the time of disclosure, (b) later became part of the public domain through no act or omission of the recipient party, its employees, agents, successors or assigns, (c) was lawfully disclosed to the recipient party by a third party having the right to disclose it, (d) was already known by the recipient party at the time of disclosure, (e) was independently developed, (f) is required to be submitted to a government agency pursuant to any preexisting obligation, or (g) must be disclosed under the Texas Open Records Act.

     5.2  Degree of Care. Each party's obligation of confidentiality hereunder
          --------------
shall be fulfilled by using at least the same degree of care with the other party's confidential information as it uses to protect its own confidential information. This obligation shall exist while this Agreement is in force.

                                  ARTICLE VI

                       CONSIDERATION RECEIVED BY HELLER

     6.1  Sufficiency of Consideration. Heller acknowledges that he has received
          ----------------------------
sufficient consideration for assigning his rights in the Patent Rights, the Technology, and the Know-How hereunder from Assignee and no further consideration shall be received by Heller from either Assignor or Assignee in connection with this Assignment. Heller expressly waives his right to receive any royalties or other benefits under the Rules and Regulations of the Board of Regents of The University of Texas System relating to intellectual property rights in the Patent Rights, the Technology, and the Know-How and acknowledges that any such royalties or other benefits that would be due to Heller but for this Agreement shall be and remain the property of The University of Texas at Austin. Specifically: (a) as stated in Exhibit B hereto, Subsection (1), the fifty percent of the investors' share of the $30,000 paid to The University of Texas at Austin remaining after the deduction of an amount covering patent expenses thus far paid by The University in regards to Patent Rights, shall be shared with Heller's coinventors in the proportion each would receive were Heller still included among the inventors who share in The University's income; and (b) as stated in Exhibit B hereto, Subsection (7), the fifty percent of the investors' share of any income paid to The University of Texas at Austin under this Assignment shall be shared with Heller's coinventors in the proportion each would receive were Heller still included among the inventors who share in The University's income.


                                  ARTICLE VII

                             RESERVATION BY ASSIGNOR

     7.1  Reservation. Assignee and Heller acknowledge and agree to the
          -----------
reservation by Assignor for all components of The University of Texas System of a *** nonexclusive license to use Patent Rights, Technology, and Know-How in educational and research activities.

                                 ARTICLE VIII

                                REPRESENTATIONS

     8.1  Representation. The parties hereto represent and warrant that they
          --------------
have the right and authority to enter into this Assignment and that they have not executed or entered into any other agreements inconsistent with the terms and provisions hereof.

*** Confidential treatment requested

     8.2  Documents. Heller and Assignor covenant that Heller, Assignor, and
          ---------
their heirs, legal representatives, assigns, administrators, and executors, will, at the expense of Assignee, its successors and assigns, execute all papers and perform such other acts as may be reasonably necessary to give Assignee, its successors and assigns, the full benefit of this Assignment.

                                  ARTICLE IX

                            USE OF NAME OR FACILITIES

     9.1  Name. Assignee shall not use the name of Assignor or The University of
          ----
Texas at Austin in any promotional material.

     9.2  Facilities. Heller acknowledges and agrees that any direct
          ----------
commercialization efforts with respect to Patent Rights, Technology, or Know-How are his or Assignee's private endeavor and shall not be carried out using facilities or other resources of Assignor or The University of Texas at Austin. Assignee shall not use the facilities or other resources of Assignor or The University of Texas at Austin.

                                   ARTICLE X

                                    BREACH

     10.1 Default. In the event that Assignee shall default in any of its
          -------
material obligations under this Assignment (including but not limited to the payment of compensation to Assignor), Assignor may require the reconveyance of the assigned intellectual property should Assignor give Assignee written notice of default, and such default is not cured within ninety (90) days of Assignee's receipt of such notice. Assignee further agrees to notify Assignor of any such cure in writing sent to the address listed in Paragraph 3.1 herein, and shall describe such cure to Assignor's satisfaction. Assignor's right to require reconveyance hereunder shall not preclude Assignor from seeking or obtaining any other remedy to which it may be entitled, at any time.


                                  ARTICLE XI

                                   MEDIATION

     11.1 Dispute Resolution. Any dispute arising under or related to this
          ------------------
Assignment which involves a question of fact may be submitted by either party for mediation, if the parties are unable to resolve the dispute within a reasonable time after written notice is sent by one party to the other of the existence of such dispute. The institution of any mediation proceeding shall not relieve Assignee of its compensation obligations described in Article III herein, during the pendency of such proceeding.

                                  ARTICLE XII

                                 GOVERNING LAW

     12.1 Construction and Enforcement. This Assignment shall be construed and
          ----------------------------
enforced in accordance with the laws of the United States of America and of the State of Texas.

                                 ARTICLE XIII

                            DISCLAIMER OF WARRANTY

     13.1 Specific Disclaimer. Assignor makes no representations other than
          -------------------
those expressly stated in this Assignment, and specifically, Assignor MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE TECHNOLOGY OR PATENT RIGHTS OR KNOW HOW WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT.


                                  ARTICLE XIV

                                INDEMNIFICATION

     14.1 Hold Harmless. Assignee shall hold harmless and indemnify Assignor,
          -------------
the University of Texas System, and The University of Texas at Austin, its officers, employees and agents from and against any claims, demands, or causes of action whatsoever, including without limitation those arising on account of any injury or death of persons or damage to property caused by, or arising out of, or resulting from, the exercise or practice of the Assignment granted hereunder by Assignee or its officers, employees, agents or representatives.

                                  ARTICLE XV

                                  DISPOSITION

     15.1 Assignee may not assign or otherwise dispose of (except by license) the Patent Rights and Technology without the prior written consent of Assignor.

         EXECUTED by the duly authorized representatives of the parties on the date indicated below the signatures of the parties hereto.

ASSIGNOR:                                          HELLER
--------                                           ------
BOARD OF REGENTS OF THE
UNIVERSITY OF TEXAS SYSTEM


By: /s/ Hans Mark                              By: /s/ Adam Heller
    ------------------------------------           -----------------------------
Hans Mark                                           Adam Heller
Chancellor

Date:  May 15, 1992                            Date: ILLEGIBLE
      ----------------------------------             ---------------------------


APPROVED AS TO CONTENT:                        ASSIGNEE:
                                               --------
                                               E. HELLER AND COMPANY

By: /s/ G. J. Fonken                           By: /s/ Ephraim Heller
    ------------------------------------           -----------------------------
G. J. Fonken                                   (Print) Ephraim Heller
                                                       -------------------------
Executive Vice President and Provost           Title Illegible
                                               ---------------------------------
The University of Texas at Austin

Date:                                          Date:  ILLEGIBLE
      ----------------------------------             ---------------------------


APPROVED AS TO FORM:


By: /s/ Dudley R. Dobie, Jr.
    ------------------------------------
Dudley R. Dobie, Jr.
Office of General Counsel

Date: 5/11/92
      ----------------------------------

THE STATE OF TEXAS

COUNTY OF TRAVIS

          BEFORE ME, the undersigned Notary Public, on this day personally appeared Hans Mark, Chancellor for The University of Texas System, an agency of the State of Texas, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this 15th day of May.


                                 /s/ Becky F. Boyer
                                 -----------------------------------------------
                                 Notary Public, State of Texas

(SEAL)                           My Commission Expires: 9/19/92
                                                        ------------------------

                                 /s/ Becky F. Boyer
                                     -------------------------------------------
                                 Typed or Printed Name of Notary

THE STATE OF TEXAS

COUNTY OF TRAVIS

          BEFORE ME, the undersigned Notary Public, on this day personally appeared Adam Heller of 5317 Valburn Circle, Austin, Texas, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

          GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of April, 1992.


                                    /s/ Norma R. Horn
                                    --------------------------------------------
                                    Notary Public, State of Texas

(SEAL)                              My Commission Expires: 4/5/95
                                                           ---------------------

                                    /s/ Norma R. Horn
                                        ----------------------------------------
                                    Typed or Printed Name of Notary

THE STATE OF TEXAS

COUNTY OF TRAVIS

         BEFORE ME, the undersigned Notary Public, on this day personally appeared Ephraim Heller of E. Heller and Company, 5317 Valburn Circle, Austin, Texas 78731, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this 17th day of April, 1992.


                                      /s/ Norma R. Horn
                                      ------------------------------------------
                                      Notary Public, State of Texas

(SEAL)                                My Commission Expires: 4/5/95
                                                             -------------------

                                      /s/ Norma R. Horn
                                      ------------------------------------------
                                      Typed or Printed Name of Notary

                                    EXHIBIT A

                                                              FILE NO. UTSB: 413
                                                                          PATENT

                               A S S I G N M E N T
                               -------------------

         FOR GOOD AND VALUABLE CONSIDERATION, the receipt, sufficiency and adequacy of which are hereby acknowledged, the undersigned, does hereby:

         SELL, ASSIGN AND TRANSFER to Board of Regents, The University of Texas System (the "Assignee"), having a place of business at 201 West 7th Street, Austin, Texas, 78701, the entire right, title and interest for the United States and all foreign countries in and to any and all improvements which are disclosed in the application for United States Letters Patent, Serial No. 389,226, which
                                                     ------------------
has been filed on August 2, 1989 and is entitled ENZYME ELECTRODES, such
                                                 ------ ----------
application and all divisional, continuing, substitute, renewal, reissue and all other applications for patent which have been or shall be filed in the United States and all foreign countries on any of such improvements; all original and reissued patents which have been or shall be issued in the United States and all foreign countries on such improvements; and specifically including the right to file foreign applications under the provisions of any convention or treaty and claim priority based on such application in the United States;

         AUTHORIZE AND REQUEST the issuing authority to issue any and all United States and foreign patents granted on such improvements to the Assignee;

         WARRANT AND COVENANT that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed has been or will be made to others by the undersigned, and that the full right to convey the same as herein expressed is possessed by the undersigned;

         COVENANT, when requested and at the expense of the Assignee, to carry out in good faith the intent and purpose of this assignment, the undersigned will execute all divisional, continuing, substitute, renewal, reissue, and all other patent applications on any and all such improvements; execute all rightful oaths, declarations, assignments, powers of attorney and other papers; communicate to the Assignee all facts known to the undersigned relating to such improvements and the history thereof; and generally do everything possible which the Assignee shall consider desirable for vesting title to such improvements in the Assignee, and for securing, maintaining and enforcing proper patent protection for such improvements;

         TO BE BINDING on the heirs, assigns, representatives and successors of the undersigned and extend to the successors, assigns and nominees of the Assignee.

(Signature) /s/ Brian A. Gregg                Date August 28, 1989
            ---------------------------            -----------------------------
      Name: Brian A. Gregg

(Signature) /s/ Adam Heller                   Date August 28, 89
            ---------------------------            -----------------------------
      Name: Adam Heller

(Signature)                                   Date  Recorded Patent & Transfer
                                                    Office 9/28/89
            ___________________________            -----------------------------
      Name:

(Signature)                                   Date  /s/ ILLEGIBLE, Commissioner
                                                    of Patents
            ___________________________            -----------------------------
      Name:



STATE OF TEXAS                              )
                                            )     ss.
COUNTY OF TRAVIS                            )

         BEFORE ME, the undersigned authority, on this 28th day of August, 1989, personally appeared Brian A. Gregg and Adam Heller known to me to be the persons whose names subscribed to the foregoing instrument and acknowledged to me that they executed the same of their own free will for the purposes and consideration therein expressed.

                                             /s/ Norma R. Horn
                                             -----------------------------------
                                             Notary or Consular Officer

[SEAL]

                             ARNOLD, WHITE & DURKEE

P. O. Box 4433                           2001 Jefferson Davis Highway, Suite 40,
Houston, Texas  77210                    Arlington, Virginia 22202

                               EXHIBIT A

                                                                       UTSB: 465
                                                                          PATENT

                              A S S I G N M E N T
                              - - - - - - - - - -

    FOR GOOD AND VALUABLE CONSIDERATION, the receipt, efficiency and adequacy of which are hereby acknowledged, the undersigned, do hereby:
    SELL, ASSIGN AND TRANSFER to Board of Regents, The University of Texas System (the "Assignee"), having a place of business at 201 West 7th Street, Austin, Texas, 78701, the entire right, title and interest for the United States and all foreign countries in and to any and all improvements which are disclosed in the application for United States Letters Patent, Serial No. 07/664,054, which has been filed on March 4, 1991, and is entitled INTERFERANT ELIMINATING BIOSENSORS, such application and all divisional, continuing, substitute, renewal, reissue and all other applications for patent which have been or shall be filed in the United States and all foreign countries on any of such improvements; all original and reissued patents which have been or shall be issued in the United States and all foreign countries on such improvements; and specifically including the right to file foreign applications under the provisions of any convention or treaty and claim priority based on such application in the United States;
    AUTHORIZE AND REQUEST the issuing authority to issue any and all United States and foreign patents granted on such improvements to the Assignee;
    WARRANT AND COVENANT that no assignment, grant, mortgage, license or other agreement affecting the rights and property herein conveyed has been or will be made to others by the undersigned, and that the full right to convey the same as herein expressed is possessed by the undersigned;
    COVENANT, when requested and at the expense of the Assignee, to carry out in good faith the intent and purpose of this assignment, the undersigned will execute all divisional, continuing, substitute, renewal, reissue, and all other patent applications on any and all such improvements; execute all rightful oaths, declarations, assignments, powers of attorney and other papers; communicate to the Assignee all facts known to the undersigned relating to such improvements and the history thereof; and generally do everything possible which the Assignee shall consider desirable for vesting title to such improvements in the Assignee, and for securing, maintaining an enforcing proper patent protection for such improvements;
    TO BE BINDING on the heirs, assigns, representatives and successors of the undersigned and extend to the successors, assigns and nominees of the Assignee.

(Signature)  /s/ Adam Heller                 Date  March 22, 1991
           ________________________________       ____________________________
      Name:      Adam Heller


(Signature)  /s/ Ruben Maidan                Date  March 22, 1991
           ________________________________       ____________________________
      Name:      Ruben Maidan

STATE OF TEXAS     )
                   ) ss.
COUNTY OF TRAVIS   )
          _________

    BEFORE ME, the undersigned authority, on this 22nd day of March, 1991, personally appeared ADAM HELLER and RUBEN MAIDAN, known to me to be the persons whose names are subscribed to the foregoing instrument and acknowledged to me that they executed the same of their own free will for the purposes and consideration therein expressed.

                                              /s/ Constance J. Hannan
                                              ________________________________
                                              Notary of Consular Officer
                                              Constance J. Hannan
                                              My commission expires 4/11/93

[SEAL]

                            ARNOLD, WHITE & DURKEE

  P.O. Box 4433                         2001 Jefferson Davis Hwy., Ste. 401
  Houston, Texas  77210                 Arlington, Virginia  22202

                                   EXHIBIT B

August 1, 1991

Dr. Adam Heller
Department of Chemical Engineering
CPE 4.450

Re:      UTSB:413 - "Enzyme Electrodes"
         UTSB:465 - "Interferant Eliminating Biosensors"

Dear Dr. Heller:

         I write to followup our previous communications regarding your request that The University exclusively license or release to you the inventions entitled UTSB:413 and UTSB:465, which you co-invented. I am setting out below conditions under which The University will release and/or assign to you, as appropriate, its intellectual property rights in the subject matter presently described in patent applications UTSB:413 and UTSB:465, and any subject matter that may in the future be included in a continuation, continuation-in-part, or divisional, to these patent applications. These conditions are consistent with similar arrangements into which The University has entered:

         (1) You (or your company) will pay The University a nonrefundable fee of Thirty Thousand Dollars ($30,000) by September 1, 1991. These funds shall be used by The University to pay patent expenses that we have thus far incurred on these cases. In the unlikely event that funds remain after deduction of those expenses, we shall share with your coinventors the proportion of the fifty percent (50%) inventors' share that each would receive were you still included among the inventors who share in The University's income;

         (2) Effective August 1, 1991, you (or your company) shall assume all financial and decision making responsibility for maintenance and prosecution of these patent applications and any patents that issue, including foreign counterparts. The University shall inform Arnold, White & Durkee of this shift in responsibility. Should you wish to have the cases transferred from Arnold, White & Durkee to your own attorney, The University will cooperate in this transfer subject to reimbursement of any associated expenses above $300.00;

         (3) You (and your company) agree to, and acknowledge, reservation by The University of Texas System for itself and its component institutions of a royalty-free, nonexclusive license to use the inventions in educational and research activities;

         (4) Any direct commercialization efforts regarding these inventions will be your (or your company's) private endeavor and cannot be carried out using University facilities or other resources;

         (5) In the event the inventions are commercialized, twenty percent (20%) of any royalties or other income that you (or your company) receive from such commercialization shall be paid to The University as royalty after the total gross income received by you (or your company) reaches Thirty Thousand Dollars ($30,000);

Dr. Adam Heller
August 1, 1991
Page 2


         (6) You will inform this office in writing by September 1st of each year of any commercialization efforts made regarding the inventions during the previous year. At the time any royalty payments shall become due to The University, they shall be paid on a quarterly basis; and

         (7) You acknowledge that you shall not receive any portion of the inventors' share of income which The University may receive from commercialization of these inventions. Your coinventors will receive from The University the proportion of the inventors' share that they would have received were you still going to receive a portion of such funds.

         It is our intent to include in this release/assignment the disclosure that you recently made of an invention entitled "Preactivated Interferant Eliminating Biosensors." However, any future inventions, other than those that can be filed as continuations or continuations-in-part on the existing applications, cannot be included in this release/assignment. All such future inventions are subject to individual disclosure and review in accordance with our usual procedures. At such time we will give fair consideration to any request by you that an invention be released to you.

         After careful consideration, I have decided that these terms are considered final by The University. If you agree to them, please sign in the space indicated below on both copies and return one to me. We shall then consider the terms effective and operational although formal assignment documents for the two pending patent applications will need to be prepared and executed. We will ask The University of Texas System to prepare these documents upon receipt of an executed copy of this letter.

                                                Sincerely yours,

                                                /s/ G.J. Fonken
                                                G.J. Fonken
GJF:cm

cc:      Associate Vice President Patricia C. Ohlendorf
         Dean Herbert H. Woodson
         Associate Dean Dale E. Klein
         Professor Thomas Edgar
         Mr. Dudley R. Dobie, Jr.
         Ms. Paulette Braeutigam
         Dr. Brian A. Gregg
         Dr. Ruben Maiden

/s/ Adam Heller
----------------------------------------------
Dr. Adam Heller

Date August 4, 1991
     -----------------------------------------

                                   EXHIBIT C

                 U.S. Serial
                 Filing No.
UT File No.        (Date)           Title                     Inventor(s)
-----------      -----------        -----                     -----------

UTSB:413           389,226          Enzyme Electrodes         Brian A. Gregg
                   (3-2-89)                                   Adam Heller

UTSB:465           664,054          Interferant Eliminating
                                       Biosensors             Adam Heller
                   (3-4-91)                                   Ruben Maidan

                                    EXHIBIT D

                              INVENTION DISCLOSURE
                        The University of Texas at Austin


                                 I. Descriptive



1. Title of invention ***.
                      ---
2. Brief description. Is the Invention a new process, composition of matter, a device, or one or more products? A new use for or an improvement to an existing product or process?

***
---

Use additional sheets to elaborate or attach descriptive materials.

3. From the description, pick out and expand on novel and unusual features. How does the invention differ from present technology? What problems does it solve or what advantages does it possess?

***
---


*** Confidential treatment requested

                                      ***

*** Confidential treatment requested

4. If not indicated previously, what are possible uses for the invention? In addition to immediate applications, are there other uses that might be realized in the future?

***
--------------------------------------------------------------------------------
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

5. Does the invention possess disadvantages or limitations? Can they be overcome? How?

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


6. Enclose sketches, drawings, photographs, and other materials that help illustrate the description. (Rough artwork, flow sheets, Polaroid photographs, and penciled graphs are satisfactory as long as they tell a clear and understandable story. Enclosed.

                           II.  Other Pertinent Data

1. Are there publications--theses, reports, preprints, reprints, etc.-- pertaining to the invention? Please list with publication dates, and attach copies insofar as possible. Include manuscripts for publication (submitted or not), news releases, feature articles, and items from internal publications.

     a.   ***
          ----------------------------------------------------------------------
     b.
          ______________________________________________________________________
     c.
          ______________________________________________________________________
     d.
          ______________________________________________________________________

2. Are laboratory records and data available? Give reference numbers and physical location, but do not enclose.
                               ---

***
--------------------------------------------------------------------------------
________________________________________________________________________________

3. Are related patents or other publications known to the inventor? Please list.

***
-------------------------------------------------------------------------------
_______________________________________________________________________________
_______________________________________________________________________________

*** Confidential treatment requested

4.   Date, place, and circumstances of first public disclosure.

***
-------------------------------------------------------------------------------
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________

5. Was the work that led to the invention sponsored? If yes, attach copy of contact or agreement if possible, and fill in the appropriate blanks below.

     a.   Title of government agency         ***             Conract No.
                                    ---------------------                   ____
     b.   Name of industrial company
                                    ____________________________________________
     c.   Name of university sponsor
                                    ____________________________________________
     d.   Other sponsor(s) ***
                           ------------------------------------------

6. Any commercial interest shown at this stage? Name companies and specific persons if possible.

***
--------------------------------------------------------------------------------
________________________________________________________________________________
________________________________________________________________________________

     a.   Do you know of other qualified firms?  Please list.
                                                             -------------------

***
--------------------------------------------------------------------------------
________________________________________________________________________________

7.   Name(s) and title(s) of inventor(s)

     a.   ***
          ----------------------------------------------------------------------

     b.   ***
          ----------------------------------------------------------------------

     c.
          ______________________________________________________________________

(Contract for more data       ***                  Telephone        ***
                        -------------------------               --------------
                              (name)

*** Confidential treatement requested

8.   Mailing address for inventor(s) ***
                                     ----------------------------------

***
--------------------------------------------------------------------------------
(street and number)               (city and state)               (zip code)

9.   Signature(s) of inventor(s) and date

     a.   /s/ ***                      ***                     (date) ***
          ----------------------------------------------------        ---------

     b.   /s/ ***                      ***                     (date) ***
          ----------------------------------------------------        ---------

     c.                                                        (date)
          ____________________________________________________        ---------

     Use the space below and additional sheets to elaborate on answers to questions and to provide any other helpful data.

*** Confidential treatment requested

6.   ***


***



***

*** Confidential treatment requested